Exhibit 99.1

JOINT REPORTING AGREEMENT

In consideration of the mutual covenants herein contained, pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the parties hereto agrees with the other party as follows: Each party represents to the other party that such party is eligible to file a statement or statements on Schedule 13D pertaining to the Common Stock, $0.005 par value per share, of The Management Network Group, Inc., a Delaware corporation, to which this Joint Reporting Agreement is an exhibit, for filing of the information contained herein. Each party is responsible for the timely filing of his or its own statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein.  Neither party is responsible for the completeness or accuracy of the information concerning the other party making the filing, unless such party knows or has reason to believe that such information is inaccurate. Each party agrees that such statement is being filed by and on behalf of each of the parties identified herein, and that any amendment thereto will be filed on behalf of each such party.

Date: December 19, 2011

STERN FAMILY PARTNERS, L.P.

By: /s/ Lawrence M. Stern
Name: Lawrence M. Stern
Title: Sole General Partner

    /s/ Lawrence M. Stern
Lawrence M. Stern

SCHEDULE A TO

SCHEDULE 13D FOR STERN FAMILY PARTNERS

Reporting Person	Date	Transaction 1	No. of Shares	Price per Share($)

Stern Family Partners	10/12/2011	Buy	500	2.02

Stern Family Partners	10/13/2011	Buy	100	2.07

Stern Family Partners	10/13/2011	Buy	300	2.07

Stern Family Partners	10/13/2011	Buy	100	2.07

Stern Family Partners	10/14/2011	Buy	400	2.06

Stern Family Partners	10/14/2011	Buy	100	2.06

Stern Family Partners	10/14/2011	Buy	300	2.06

Stern Family Partners	10/14/2011	Buy	100	2.05

Stern Family Partners	10/14/2011	Buy	100	2.06

Stern Family Partners	10/17/2011	Buy	100	2.01

Stern Family Partners	10/17/2011	Buy	200	2.02

Stern Family Partners	10/17/2011	Buy	100	1.97

Stern Family Partners	10/18/2011	Buy	100	1.93

Stern Family Partners	10/18/2011	Buy	100	1.94

Stern Family Partners	10/18/2011	Buy	100	1.93

Stern Family Partners	10/18/2011	Buy	100	1.94

Stern Family Partners	10/18/2011	Buy	60	1.93

Stern Family Partners	10/21/2011	Buy	200	1.91

Stern Family Partners	10/21/2011	Buy	200	1.91

Stern Family Partners	10/24/2011	Buy	300	1.80

Stern Family Partners	10/24/2011	Buy	200	1.87

Stern Family Partners	10/24/2011	Buy	100	1.88

Stern Family Partners	10/26/2011	Buy	100	2.01

Stern Family Partners	10/26/2011	Buy	600	2.01

Stern Family Partners	10/26/2011	Buy	300	2.00

Stern Family Partners	10/26/2011	Buy	100	1.98

Stern Family Partners	10/26/2011	Buy	200	1.99

Stern Family Partners	10/26/2011	Buy	100	2.00

Stern Family Partners	10/26/2011	Buy	500	2.00

Reporting Person	Date	Transaction 1	No. of Shares	Price per Share($)

Stern Family Partners	10/26/2011	Buy	100	2.00

Stern Family Partners	10/27/2011	Buy	300	2.03

Stern Family Partners	10/31/2011	Buy	100	2.10

Stern Family Partners	10/31/2011	Buy	100	2.11

Stern Family Partners	11/01/2011	Buy	100	2.03

Stern Family Partners	11/01/2011	Buy	200	2.02

Stern Family Partners	11/02/2011	Buy	73	1.97

Stern Family Partners	11/02/2011	Buy	100	1.96

Stern Family Partners	11/02/2011	Buy	100	1.96

Stern Family Partners	11/07/2011	Buy	100	1.93

Stern Family Partners	11/07/2011	Buy	35	1.95

Stern Family Partners	11/07/2011	Buy	165	1.93

Stern Family Partners	11/07/2011	Buy	13	1.94

Stern Family Partners	11/07/2011	Buy	94	1.91

Stern Family Partners	11/07/2011	Buy	93	1.90

Stern Family Partners	11/09/2011	Buy	300	1.93

Stern Family Partners	11/11/2011	Buy	300	1.85

Stern Family Partners	11/11/2011	Buy	100	1.82

Stern Family Partners	11/11/2011	Buy	52	1.86

Stern Family Partners	11/11/2011	Buy	48	1.85

Stern Family Partners	11/11/2011	Buy	100	1.87

Stern Family Partners	11/14/2011	Buy	200	1.76

Stern Family Partners	11/28/2011	Buy	700	2.04

Stern Family Partners	11/28/2011	Buy	300	2.03

Stern Family Partners	11/28/2011	Buy	100	2.02

Stern Family Partners	11/28/2011	Buy	400	2.02

Reporting Person	Date	Transaction 1	No. of Shares	Price per Share($)

Stern Family Partners	11/28/2011	Buy	100	2.00

Stern Family Partners	11/28/2011	Buy	100	2.00

Stern Family Partners	11/28/2011	Buy	100	2.01

Stern Family Partners	11/28/2011	Buy	191	2.00

Stern Family Partners	11/28/2011	Buy	100	2.00

Stern Family Partners	11/28/2011	Buy	9	2.05

Stern Family Partners	12/01/2011	Buy	215	1.91

Stern Family Partners	12/01/2011	Buy	285	1.86

Stern Family Partners	12/01/2011	Buy	300	1.85

Stern Family Partners	12/01/2011	Buy	1,300	1.86

Stern Family Partners	12/01/2011	Buy	200	1.86

Stern Family Partners	12/01/2011	Buy	2,300	1.86

Stern Family Partners	12/05/2011	Buy	40	1.81

Stern Family Partners	12/05/2011	Buy	100	1.79

Stern Family Partners	12/05/2011	Buy	200	1.83

Stern Family Partners	12/05/2011	Buy	100	1.83

Stern Family Partners	12/05/2011	Buy	200	1.84

Stern Family Partners	12/07/2011	Buy	300	1.81

Stern Family Partners	12/07/2011	Buy	300	1.78

Stern Family Partners	12/07/2011	Buy	300	1.81

Stern Family Partners	12/07/2011	Buy	200	1.82

Stern Family Partners	12/07/2011	Buy	300	1.85

Stern Family Partners	12/07/2011	Buy	200	1.86

Stern Family Partners	12/07/2011	Buy	300	1.89

Stern Family Partners	12/07/2011	Buy	200	1.91

Stern Family Partners	12/08/2011	Buy	300	1.78

Stern Family Partners	12/08/2011	Buy	300	1.84

Stern Family Partners	12/08/2011	Buy	148	1.78

Reporting Person	Date	Transaction 1	No. of Shares	Price per Share($)

Stern Family Partners	12/08/2011	Buy	152	1.78

Stern Family Partners	12/08/2011	Buy	148	1.74

Stern Family Partners	12/08/2011	Buy	50	1.75

Stern Family Partners	12/08/2011	Buy	98	1.74

Stern Family Partners	12/08/2011	Buy	104	1.74

Stern Family Partners	12/08/2011	Buy	64	1.72

Stern Family Partners	12/15/2011	Buy	289	1.52

Stern Family Partners	12/15/2011	Buy	300	1.52

1 All transactions were effected in the open market.